UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 20, 2024

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Novo Integrated Sciences, Inc. (the “Company”) to be held virtually on November 22, 2024 at 1:00 p.m. Eastern time, the Company filed its definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on October 17, 2024, and mailed the proxy materials to its stockholders. In addition, the Company supplemented its Proxy Statement through the filing with the SEC of a Current Report on Form 8-K on November 14, 2024 (the “November 14th Supplement”).

As a result of the delisting, effective at the open of trading on November 6, 2024, of the Company’s common stock from the Nasdaq Capital Market, the Company is hereby withdrawing Proposal 2—Approval of the potential issuance of shares of the Company’s common stock in excess of 19.99% of the Company’s outstanding common stock pursuant to listing rules of the Nasdaq Capital Market, as described in the Proxy Statement, as supplemented by the November 14th Supplement (the “Supplemented Proxy Statement”), from consideration at the Annual Meeting.

The Company’s Board of Directors unanimously recommends that stockholders vote in favor of the following proposals at the upcoming Annual Meeting:

●	Election of five directors nominated by the Company’s Board of Directors, based on the recommendation of the Company’s independent directors, to serve for a one-year term following approval by the stockholders at the Annual Meeting (Proposal 1);
●	Approval of the amendment of the Company’s articles of incorporation, as amended, to effectuate a reverse stock split of the Company’s outstanding shares of common stock, par value $0.001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-30, with such ratio to be determined at the sole discretion of the Company’s Board of Directors (Proposal 3); and
●	Ratification of the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2025 (Proposal 4).

This Current Report on Form 8-K serves as a supplement, dated November 20, 2024 (this “November 20th Supplement”), to the Supplemented Proxy Statement, and provides updated information with respect to the Annual Meeting. Except as described herein, the information provided in the Supplemented Proxy Statement continues to apply. To the extent the information in this November 20th Supplement differs from or updates information in the Supplemented Proxy Statement, stockholders should rely on the information contained in this November 20th Supplement. The Supplemented Proxy Statement contains important additional information. This November 20th Supplement should only be read in conjunction with the Supplemented Proxy Statement.

Except as set forth herein, the Supplemented Proxy Statement is not affected by this November 20th Supplement. The shares represented by proxy cards returned or voting instructions submitted before the Annual Meeting will be voted with respect to all other matters properly brought before the Annual Meeting as instructed on the proxy card or pursuant to the voting instructions.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Annual Meeting. The Company previously filed a definitive proxy statement with the SEC on October 17, 2024, and supplemented the definitive proxy statement on November 14, 2024. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the Annual Meeting. Except as set forth herein and in the November 14th Supplement, no changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s Supplemented Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001138978&owner=exclude.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: November 20, 2024	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer